Notes Payable	6 Months Ended
Jun. 30, 2020
Notes Payable [Abstract]
Notes Payable

Note 9 - Notes Payable

Evolution AI Corporation

The Company has recorded, through the accounting consolidation of EAI, a $2.7 million note payable bearing interest at the rate of 10% per annum that was due on October 1, 2018. The cumulative accrued interest on the note amounts to $1.5 million. The note is currently in a default condition due to non-payment of principal and interest. The note relates to the acquisition of technology from parties who, as a result of the acquisition of EAI, own 15,000,000 shares of the Company’s common stock (after the conversion of 1,000,0000 shares of Series X Convertible Preferred Stock during the year ended December 31, 2019). Such holders have agreed not to declare the note in default and to forbear from exercising remedies which would otherwise be available in the event of a default, while the note continues to accrue interest. The Company is currently in negotiation with such holders to resolve the matter.

FBNK Finance SarL

On February 17, 2020, FBNK Finance issued EUR 50,000,000 of bonds (or $55.1 million as of March 31, 2020). There were 5,000 notes with a nominal value EUR 10,000 per note. The bonds were issued at par with 100% redemption price. The maturity date of the bonds is February 15, 2023 and the bonds have a 4.5% annual fixed rate of interest. Interest is payable semi-annually on August 15 and February 15th. The majority of the proceeds was used for the redemption of the bonds issued by SAH, HFC and Nexway SAS. The bonds are unconditional and unsubordinated obligations of the FBNK Finance. As part of this transaction, the Company recorded a $11.1 million loss on extinguishment during the three months ended March 31, 2020.

Credit and Security Agreement

As described in Note 1, on March 11, 2020, the Company and HLEEF entered into the Credit Agreement, pursuant to which HLEEF extended the Credit Facility to FaceBank. The Credit Facility is secured by substantially all the assets of FaceBank. As of August 10, 2020, there are no amounts outstanding under the Credit Facility, and the Company does not intend to draw down on this Credit Facility.

As described in Note 1, in connection with the Credit Agreement, FaceBank and HLEEF entered into the HLEEF Security Agreement, pursuant to which FaceBank granted to HLEEF a security interest in all substantially all assets of FaceBank as security for the prompt and complete payment and performance of all of the obligations under the Credit Agreement and the related promissory note.

The Credit Facility contains customary affirmative and negative covenants, including restrictions on the ability of FaceBank to incur indebtedness in excess of $50,000,000, subject to certain exceptions, to make loans in excess of $250,000 to directors or officers of FaceBank or to any subsidiary other than fuboTV, and to declare and pay any distributions, subject to certain exceptions. The Credit Facility also contains customary events of default that include, among other things, certain payment defaults, cross defaults to other material indebtedness, covenant defaults, change of control defaults, judgment defaults, and bankruptcy and insolvency defaults. If an event of default exists, the lenders may require the immediate payment of all obligations under the Credit Facility, and may exercise certain other rights and remedies provided for under the Credit Facility, the HLEEF Security Agreement, the other loan documents and applicable law.

Note Purchase Agreement

On March 19, 2020, the Initial Borrower and FB Loan entered into the Note Purchase Agreement, pursuant to which the Initial Borrower sold to FB Loan the Senior Notes. On April 2, 2020, fuboTV and Sports Rights Management, LLC, a Delaware limited liability company (“SRM”), also joined the Note Purchase Agreement as borrowers (fuboTV, SRM and the Initial Borrower, collectively, the “Borrower”). In connection with the Company’s acquisition of fuboTV, the proceeds of $7.4 million, net of an original issue discount of $2.65 million, were sent directly to fuboTV (see Note 16).

Each Borrower’s obligations under the Senior Notes are secured by substantially all of the assets of each such Borrower pursuant to a Security Agreement, dated as of March 19, 2020, by and among Borrower and FB Loan (the “Security Agreement”).

The Note Purchase Agreement contains customary affirmative and negative covenants, including covenants limiting the ability of the Borrower and its subsidiaries to, among other things, incur debt, grant liens, make certain restricted payments, make certain loans and other investments, undertake certain fundamental changes, enter into restrictive agreements, dispose of assets, and enter into transactions with affiliates, in each case, subject to limitations and exceptions set forth in the Note Purchase Agreement. The Note Purchase Agreement also contains customary events of default that include, among other things, certain payment defaults, cross defaults to other material obligations, covenant defaults, change of control defaults, judgment defaults, and bankruptcy and insolvency defaults. If an event of default exists, the lenders may require the immediate payment of all obligations under the Note Purchase Agreement, and may exercise certain other rights and remedies provided for under the Note Purchase Agreement, the Security Agreement, the other loan documents and applicable law.

Interest on the Senior Notes shall accrue until full and final repayment of the principal amount of the Senior Note at a rate of 17.39% per annum. On the first business day of each calendar month in which the Senior Note is outstanding, beginning on April 1, 2020, Borrower shall pay in arrears in cash to FB Loan accrued interest on the outstanding principal amount of the Senior Note. The maturity date of the Senior Notes is the earlier to occur of (i) July 8, 2020 and (ii) the date the Borrower receives the proceeds of any financing. The Borrower may prepay or redeem the Senior Note in whole or in part without penalty or premium.

In connection with the Note Purchase Agreement, the Company issued FB Loan a warrant to purchase 3,269,231 shares of its common stock at an exercise price of $5.00 per share (the “FB Loan Warrant”) and 900,000 shares of its common stock. The fair value of the warrant on the Senior Notes issuance date was approximately $15.6 million and is recorded as a warrant liability in the accompanying condensed consolidated balance sheet with subsequent changes in fair value recognized in earnings each reporting period (see Note 10). The fair value of the 900,000 common stock issued was based upon the closing price of the Company’s common stock as of March 19, 2020 (or $8.15 per share or $7.3 million). Since the fair value of the warrants and common stock exceeded the principal balance of the Senior Notes, the Company recorded a loss on issuance of the Senior Notes totaling $12.9 million and is reflected in the accompanying condensed consolidated statement of operations.

The 900,000 shares were valued at $8.15 per share at March 19, 2020 and $7.5 million set forth on the balance sheet for shares settled payable for note payable reflects the fair value of 900,000 shares to be issued at $8.35 per share as of March 31, 2020. The Company recorded change in fair value of shares settled payable of $0.2 million during the three months ended March 31, 2020.

The carrying value of the Senior Notes as of March 31, 2020 is comprised of the following:

March 31, 2020
Principal value of Senior Note	$10,050
Original issue discount	(2,650)
Discount resulting from allocation of proceeds to warrant liability	(7,400)
Amortization of discount	1,005
Net carrying value of Senior Note	$1,005

Pursuant to the Note Purchase Agreement, the Borrower agreed, among other things that (i) FaceBank shall file a registration statement with the Commission regarding the purchase and sale of 900,000 shares of FaceBank’s common stock issued to FB Loan in connection with the Note Purchase Agreement (the “Shares”) and any shares of capital stock issuable upon exercise of the FB Loan Warrant (the “Warrant Shares)”); and (ii) FaceBank shall have filed an application to list FaceBank’s Common Stock for trading on the NASDAQ exchange, on or before the date that is thirty (30) days following the closing date of the Note Purchase Agreement.

As of July 3, 2020, the Company had repaid the Senior Notes in full ($10.05 million) plus accrued interest.

Amendments to the Note Purchase Agreement

On April 21, 2020, the Company entered into an Amendment to the Note Purchase Agreement to (i) extend the deadline for registration of the resale of the Shares and the Warrant Shares to May 25, 2020 and (ii) provide that in lieu of the obligation under the Note Purchase Agreement to apply to list on NASDAQ within thirty (30) days of March 19, 2020, FaceBank shall have initiated the process to list its capital stock on a national exchange on or before the date that is thirty (30) days following March 19, 2020.

Subsequently, on May 28, 2020, the Company and FB Loan entered into a Consent and Second Amendment to the Note Purchase Agreement (the “Second Amendment”), pursuant to which, among other things, FB Loan agreed to extend the deadline for registration for of the Shares and the Warrant Shares for resale to July 1, 2020. In addition:

(i)	FB Loan consented to the May 11, 2020 sale by the Company of capital stock for aggregate consideration in the amount of $7,409,045; and
(ii)	the provision requiring that following receipt by any loan party or any subsidiary of proceeds of any financing, the Borrower must prepay the Senior Note in an amount equal to 100% of the cash proceeds of such financing, was removed.

Finally, on July 1, 2020, the Company and FB Loan entered into a Third Amendment to Note Purchase Agreement (the “Third Amendment”), pursuant to which (i) the deadline for registration of the Shares and the Warrant Shares for resale was extended to July 8, 2020 and (ii) the deadline for the redemption of the Senior Notes by the Borrower was amended to be the earlier to occur of (y) July 8, 2020 and (z) the date the Borrower receives the proceeds of any financing.

Joinder Agreement and Guaranty Agreement

On April 30, 2020, fuboTV and SRM entered into a joinder agreement (the “Joinder Agreement”) in favor of FB Loan in connection with the Note Purchase Agreement. The Joinder Agreement is effective as of April 2, 2020.

Pursuant to the Joinder Agreement, (a) fuboTV joined the Note Purchase Agreement, became an issuer of notes and a borrower thereunder, assumed all obligations of the Borrower in connection therewith, and granted a lien on substantially all of its assets to secure its obligations under the Note Purchase Agreement and any notes issued pursuant thereto and (b) SRM guaranteed the obligations of the Borrower and fuboTV under the Note Purchase Agreement and any notes issued pursuant thereto and granted a security interest in substantially all of its assets to secure its guaranty obligations.

On April 30, 2020, in connection with the Joinder Agreement, SRM entered into a guaranty agreement (the “Guaranty Agreement”) in favor of FB Loan, pursuant to which SRM guaranteed the obligations of Borrower under fuboTV under the Note Purchase Agreement. The Guaranty Agreement is effective as of April 2, 2020.